Exhibit 10.4

LIMITED GUARANTY

1.                                       Identification.  This Limited Guaranty (this “Guaranty”) is made this 2nd day of December, 2003 by Chase Corporation, a Massachusetts corporation having an address of 26 Summer Street, Bridgewater, Massachusetts (the “Guarantor”) in favor of Citizens Bank of Massachusetts having an address of 28 State Street, Boston, Massachusetts 02109 (“Lender”).

2.                                       Background and Reasons for Guaranty.

2.1                                 Loan Documents.  On the date hereof, Sunburst Electronic Manufacturing Solutions, Inc. (the “Borrower”) executed and delivered a certain Revolving Demand Line of Credit Note payable to Lender in the principal amount $2,000,000.00 (the “Note”).  The obligations of the Borrower to Lender under the Note is further evidenced by a certain Revolving Demand Line of Credit Agreement of even date herewith between Borrower and Lender (the “Loan Agreement”).  To secure the obligations of the Borrower under the Note, the Borrower has executed and delivered to the Lender a certain Security Agreement of even date herewith covering all business assets of Borrower (the “Security Agreement”).  As further security for Borrower’s obligations under the Note and to secure this Guaranty, the Guarantor has executed and delivered to Lender a certain Cash Collateral Agreement dated as of the date hereof (the “Cash Collateral Agreement”).  The Note, the Loan Agreement, the Security Agreement, the Cash Collateral Agreement, this Guaranty and all other documents executed in connection herewith are sometimes collectively referred to herein as the “Loan Documents.”  The obligations evidenced by the Loan Documents are sometimes collectively referred to herein as the “Loans.”

2.2                                 Requirement of Guaranty.  As a condition precedent to the making of the Loan to Borrower, Lender has required that Guarantor execute and deliver this Guaranty to Lender.

3.                                       Guaranty.  Guarantor, in consideration of Lender entering into the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of inducing Lender to enter into the Loan Documents, hereby (if more than one, jointly and severally,) irrevocably and unconditionally guarantees to Lender (a) the full, punctual and prompt payment of all sums payable under the terms of the Note, and/or the other Loan Documents, whether at maturity or by acceleration or otherwise, in immediately available coin and currency of the United States which is legal  tender for the payment of all public and private debts, and (b) all other obligations of every kind and description now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, primary or secondary, of Borrower to Lender (collectively, the “Guaranteed Obligations”).  The liability of the Guarantor hereunder shall be limited to the amount which remains outstanding under the Loan Documents, including any and all costs of collection incurred against Borrower, after liquidation by Lender of all Collateral given by

Borrower to Lender as defined in the Security Agreement.  Notwithstanding anything to the contrary in this Guaranty, the liability of the Guarantor under this Guaranty is hereby limited to (i) the repayment of no more than $500,000.00 towards the outstanding Guarantied Obligations, (ii) interest on all amounts due hereunder from the date of demand by Lender until payment by Guarantor in full at a rate equal to the Prime Rate (as announced by Lender from time to time) per annum, and (iii) any and all collection costs or expenses incurred by Lender against the Guarantor, including reasonable attorneys fees and expenses, in the event the Guarantor does not make prompt payment under this Guaranty after demand for such payment by Lender.  Furthermore, this Guaranty shall expire and be deemed automatically released by Lender and of no further force and effect two (2) years after the date of this Guaranty (the “Expiration Date”), provided that prior to the Expiration Date Borrower has not failed to repay the Loan after demand has been made for repayment by Lender.  Lender hereby agrees to proceed diligently and in a commercially reasonable manner in the event Lender pursues the liquidation of Borrower’s assets upon Borrower’s failure to repay the Loan after demand for such repayment by Lender.

4.                                       Warranties and Representations.  Guarantor hereby warrants and represents to Lender that:

4.1                                 The Board of Directors of the Guarantor has determined the execution, delivery and performance of this Agreement to be necessary or convenient to the conduct, promotion or attainment of the business of the Borrower and the Guarantor, and to be in the best interests of the Guarantor and in pursuance of its corporate purposes as an integral part of the business now conducted and proposed to be conducted by the Guarantor.  By virtue of the foregoing, after considering the Guarantor’s probable liability hereunder, the Guarantor is receiving at least reasonably equivalent value from Lender for its guaranty and will not be rendered insolvent thereby; and after giving effect to the transactions contemplated hereby, the Guarantor does not, and will not, have an unreasonably small capital for the conduct of its business and has, and will have, the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

4.2                                 The execution, delivery and performance by the Guarantor of this Agreement do not and will not:

(i)                                     violate any provision of, or require any filings, registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor or the Borrower;

(ii)                                  result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which Guarantor or any of its properties may be bound or affected;

(iii)                               result in, or require, the creation or imposition of any lien, security interest or other encumbrance  (other than as created hereunder), upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor; or

(iv)                              cause the Guarantor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

4.3                                 The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Massachusetts and has the legal power and authority to execute, deliver and fulfill its obligations set forth in this Agreement.  The Guarantor has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to do business and in good standing in each other jurisdiction where the failure to so qualify would have a material adverse effect on the Guarantor’s business, prospects, operations or financial condition.

4.4                                 This Agreement has been duly authorized by all necessary corporate action and is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

4.5                                 Any and all financial statements and other financial data which have previously been furnished to Lender with respect to Guarantor are true and correct in all material respects, fairly, completely and accurately representing the financial condition of Guarantor as of the date thereof and, since the date thereof, there have been no additional borrowings of Guarantor, nor has there been any material adverse change in the financial condition of Guarantor; there are no material legal proceedings, claims or demands pending against, or to the best of Guarantor’s knowledge, threatened against Guarantor or any of Guarantor’s assets; there are no federal or state liens filed or threatened against Guarantor or any of Guarantor’s assets; and Guarantor is not in default or claimed default under any agreement for borrowed money.

5.                                       Non-Primary Nature of Guaranty.  In giving this Guaranty, Guarantor hereby acknowledges that this Guaranty is not a guarantee of payment or performance under the Loan Documents but is only a guaranty of collection effective after Lender has exhausted all of its remedies against Borrower and the Collateral (as defined in the Security Agreement).

6.                                       Continuing Nature of Guaranty.  The liability of Guarantor shall remain and continue in full force and effect notwithstanding:

6.1                                 The non-liability of Borrower for any reason whatsoever for the payment and performance of the Guaranteed Obligations or any part thereof;

6.2                                 The voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of Borrower, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment or any similar proceeding, affecting Borrower or any of its assets;

6.3                                 The assignment or transfer of the Note or other Loan Documents;

6.4                                 The release of Borrower from the observance of any of the agreements, covenants, terms or conditions contained in the Note and/or other Loan Documents by operation of law;

6.5                                 Any defenses or rights of set-off or counter-claims which Borrower may have or assert; or

6.6                                 Any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Loan or the transactions contemplated in connection therewith, it being understood and agreed that Lender has no duty so to inform; it being the intention hereof that Guarantor shall remain liable hereunder subject to the provisions of Section 3 above, until the Guaranteed Obligations of Borrower shall have been fully paid, performed and observed by Borrower, notwithstanding any act, omission or thing that might otherwise operate as a legal or equitable discharge of Guarantor.

7.                                       Certain Rights of Lender.  Lender may at any time and from time to time, with or without consideration, without prejudice to any claim against Guarantor hereunder, without in any way changing, releasing or discharging Guarantor from its liabilities and obligations hereunder and without notice to or the consent of Guarantor:

7.1                                 Exchange, release or surrender all or any part of the security which Lender may at any time hold if requested by Borrower in the ordinary course of its business operations;

7.2                                 Sell all or any part of the security and become the purchaser thereof at any such sale;

7.3                                 Renew, rearrange or extend the time, manner, place or terms of payment and performance of the Guaranteed Obligations or any renewal or extension thereof provided there is no increase to the liability of Guarantor under this Guaranty and provided there is no extension of the Expiration Date of this Guaranty;

7.4                                 Forbear, extend the time for, or grant indulgences with respect to the enforcement of any of the Guaranteed Obligations or the exercise by Lender of any other Loan Document right or remedy contained in the Note or any other Loan Documents available under applicable law, whether such enforcement be fully prosecuted or otherwise provided there is no increase to the liability of Guarantor under this Guaranty and provided there is no extension of the Expiration Date of this Guaranty;

7.5                                 Supplement, change, amend, substitute, modify, alter or cancel the Guaranteed Obligations, the Note or any other Loan Documents provided there is no increase to the liability of Guarantor under this Guaranty and provided there is no extension of the Expiration Date of this Guaranty; and

7.6                                 Take other guarantees, collateral or security with respect to the Guaranteed Obligations.

8.                                       Certain Waivers by Guarantor.  Guarantor hereby waives:

8.1                                 Notice of the acceptance of this Guaranty, presentment, demand, protest and notice of protest, nonpayment, default or dishonor of the Guaranteed Obligations or any renewal or extension thereof and any and all other rights and remedies now or hereafter accorded to guarantors by applicable law; and

9.                                       No Waiver by Lender.  No failure, omission or delay on the part of Lender in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of the Guaranteed Obligations against Guarantor shall operate as a waiver of any such right or in any manner prejudice the rights of Lender against Guarantor.

10.                                 Subordination of Subrogation.  Guarantor hereby unconditionally and irrevocably agrees that it will not at any time exert or exercise against Borrower, and does hereby subordinate any right of or claim to subrogation, reimbursement, indemnity, contribution or payment (including any right to proceed upon any collateral pledged by Borrower to Guarantor) for or with respect to any amounts which Guarantor may pay or be obligated to pay to Lender other than lease payments with respect to real estate leased by Guarantor to Borrower, including, without limitation, any right to enforce any remedy which Guarantor now or hereafter shall have against Borrower by reason of obligations which Guarantor may perform, satisfy or discharge under or with respect to this Guaranty.  The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Guaranteed Obligations, provided that so long as no default in the payment or performance of the Guaranteed Obligations has occurred and is continuing, or no demand for payment of any of the Guaranteed Obligations has been made that remains unsatisfied, the Borrower may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness.  The Guarantor agrees that after the occurrence of any default in the payment or performance of the Guaranteed Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Guaranteed Obligations shall have been paid in full.  If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the Guaranteed Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

11.                                 Financial Condition.  Guarantor shall immediately notify Lender of any material adverse change in its financial condition.

12.                                 Right of Set-Off.  Intentionally omitted.

13.                                 Mandatory Refunds.  If, for any reason, any payment to Lender on account of the Guaranteed Obligations is required to be refunded to Borrower, or paid over to any other party, including, without limitation, by reason of the operation of bankruptcy laws now or hereafter enacted, Guarantor agrees to pay the amounts so required to be refunded or paid over upon demand, it being acknowledged and agreed that the Guaranteed Obligations shall not be treated as having been discharged by reason of any payment to Lender giving rise to an obligation on the part of Lender to repay the same, and this Guaranty shall be treated as remaining in full force and effect with respect to any such repayment so made by Lender, as well as for any amounts not previously paid to Lender on account of the Guaranteed Obligations.

14.                                 Multiple Guarantors.  Intentionally omitted.

15.                                 Default.  Failure of Guarantor to keep, observe or perform any term, covenant or agreement made under this Guaranty by Guarantor shall constitute an Event of Default under this Guaranty and under the Note and the other Loan Documents, whether or not provision therefor is made in such documents.  In addition to the Events of Default described in this Section 15, the following events shall also constitute “Events of Default” under this Guaranty:

15.1                           If any material representation or warranty by the undersigned or in any writing furnished by the undersigned in connection with or pursuant to this Guaranty shall be false in any material respect with respect to the undersigned on the date as of which made; or

15.2                           If the undersigned makes an assignment for the benefit of creditors; or

15.3                           If the undersigned petitions or applies to any tribunal for the appointment of a trustee or receiver of the business, estate or assets or of any substantial portion of the business, estate or assets of the undersigned, or commences any proceedings relating to the undersigned under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

15.4                           If any such petition or application is filed or any such proceedings are commenced against the undersigned and the undersigned by any act indicates its approval thereof, consent thereto, or acquiescence therein, or any order is entered appointing any such trustee or receiver, or declaring the undersigned bankrupt or insolvent, or approving the petition in any such proceedings; or

15.5                           If the undersigned shall dissolve, terminate or otherwise fail to maintain its existence, as the case may be.

If an Event of Default shall occur, then or at any time thereafter, while such Event of Default shall continue, the Lender may declare all Guaranteed Obligations, together with all obligations of the undersigned hereunder, to be immediately due and payable.

16.                                 General.

16.1                           Costs and Expenses.  Guarantor shall pay all reasonable attorneys’ fees and disbursements, costs and expenses incurred by Lender in the enforcement of this Guaranty.  “Attorneys’ fees” and “counsel fees” and the like as used herein shall include reasonable fees for the attorneys’ services whether outside or within judicial proceedings, including also appellate and  bankruptcy court proceedings.

16.2                           Governing Law.  This Guaranty shall be enforced and construed in accordance with the laws of the Commonwealth of Massachusetts and Guarantor waives the  right to be sued elsewhere.  In the event suit is brought by Lender, Guarantor agrees that service of process may be made, and personal jurisdiction obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon Guarantor at the address designated in Paragraph 1 above.

16.3                           Jury Trial Waiver.  GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A JURY IN ANY PROCEEDINGS HEREAFTER INSTITUTED BY OR AGAINST GUARANTOR IN RESPECT OF THIS GUARANTY OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE NOTE OR GUARANTY, INCLUDING ALL LOAN DOCUMENTS.

16.4                           Successors and Assigns.  This Guaranty shall be binding upon Guarantor and the successors, assigns and legal representatives of Guarantor, and shall inure to the benefit of Lender and the successors, assigns and legal representatives of Lender.  Guarantor may not assign its rights or delegate its duties under this Guaranty.  The transfer or assignment by Lender of the Note shall operate as a transfer or assignment to the transferee or assignee of this Guaranty and all rights and privileges hereunder.

16.5                           Cumulative Remedies.  Intentionally omitted.

16.6                           Gender and Number.  Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural and conversely in each case.

16.7                           Modifications.  No provision hereof shall be modified or limited except by a written agreement expressly referring to this Guaranty and to the provision so modified or limited and signed by Guarantor and Lender.

16.8                           Severability.                              In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

16.9                           Notices.  Any notice, request, demand or other communication required or permitted hereunder shall be given in writing by delivering the same in person to the intended addressee, by overnight courier service with guaranteed next day delivery or by certified United States Mail, postage prepaid or telegram sent to the intended addressee at the applicable address set forth on Page 1 hereof or to such different address as either Guarantor or Lender shall have designated by written notice to the other sent in accordance herewith.  Such notices shall be deemed given when received or, if earlier, in the case of delivery by courier service with guaranteed next day delivery, the next day or the day designated for delivery, or in the case of delivery by certified United States Mail, two days after deposit therein.

16.10                                                Headings.  The headings of sections herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Guaranty.

16.11                                                Counterparts.  This Guaranty may be executed in any number of counterparts, each of which shall be an original for all purposes. Further, if there is more than one Guarantor, the fact that any counterpart is executed by only one of the Guarantors shall not in any way derogate from the validity or enforceability of the obligations of the Guarantor signing a counterpart of this Guaranty, whether or not the other intended party signatory to this Guaranty shall have executed a counterpart, the liability of a Guarantor outstanding independently of the liability of any other Guarantor.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the date first above written.

CHASE CORPORATION

/s/ Paula M Myers	By:	/s/ Everett Chadwick
Witness:
Name: Everett Chadwick
Title: Treasurer